ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
ACCOUNTS RECEIVABLE
NOTE 3 – ACCOUNTS RECEIVABLE
Accounts receivable, net consisted of the following (in thousands):
	December 31,
	2022	2021
Accounts receivable	$3,639	$2,536
Unbilled receivables	731	806
Total receivables	4,370	3,342
Less allowance for doubtful accounts	(1,481)	(297)
Accounts receivable, net	$2,889	$3,045
Bad debt expense was $1.5 million and $216,000 for the years ending December 31, 2022 and 2021, respectively.